UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Cooperative Bankshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total Fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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COOPERATIVE BANKSHARES, INC.

201 Market Street

Wilmington, North Carolina 28401

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2008

Dear Stockholder:

1. Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for our 2008 Annual Meeting of Stockholders are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. The Proxy Statement, Annual Report on Form 10-K and Summary Annual Report to Stockholders are available at www.coop-bank.com/Investor_Relations.htm.

3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2008 to facilitate timely delivery.

The 2008 Annual Meeting of Stockholders of Cooperative Bankshares, Inc. (the “Company”) will be held at the Hilton Wilmington Riverside, 301 North Water Street, Wilmington, North Carolina, on Friday, April 25, 2008 at 11:00 a.m., local time. The Board of Directors has fixed February 29, 2008 as the record date for determination of the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors to a three-year term of office;

2.	The amendment of the Company’s Articles of Incorporation to provide that the number of Company directors shall be such number as shall be provided from time to time in, or in accordance with, the Company’s Bylaws;

3.	The approval of the Cooperative Bankshares, Inc. Stock-Based Retirement Plan for Directors;

4.	The ratification of the appointment of Dixon Hughes PLLC as independent registered public accounting firm for fiscal year 2008; and

5.	The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors recommends voting (1) FOR the election of the nominees for director listed in the proxy statement; (2) FOR the amendment of the Company’s Articles of Incorporation; (3) FOR the approval of the Stock-Based Retirement Plan for Directors; and (4) FOR the ratification of the appointment of Dixon Hughes PLLC as independent registered public accounting firm for fiscal year 2008.

You may access the following proxy materials at www.coop-bank.com/Investor_Relations.htm:

•	Notice of the 2008 Annual Meeting of Stockholders;

•	The Company’s 2008 Proxy Statement;

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2007;

•	The Company’s Summary Annual Report; and

•	A downloadable Proxy Card.

We encourage you to access and review all of the important information contained in the proxy materials before voting. To access a printable proxy card, click on the “Proxy Card” link. To vote by mail after printing the proxy card, enter the CONTROL NUMBER printed below and then mark, sign and date the proxy card and mail it promptly to the Company’s Transfer Agent at the address below. You must put the CONTROL NUMBER printed below on the printed proxy card before mailing the proxy card.

Alternatively, you may choose to vote via the Internet at www.coop-bank.com/Investor_Relations.htm. Please have your printed proxy card or the CONTROL NUMBER, printed below, in hand when you access the website. To obtain access to the online voting page, you will need to enter your CONTROL NUMBER. Voting via the Internet authorizes the individuals named on the proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote via the Internet, you do not need to return your proxy card by mail.

If you prefer a paper copy of the proxy materials, you may request one by sending an e-mail to InvestorRelations@coop-bank.com, calling 1-800-672-0443 (ext. 4149 or 4159) or by making a request online at www.coop-bank.com/Investor_Relations.htm. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2008 Annual Meeting of Stockholders.

Stockholders of record as of February 29, 2008 are encouraged and cordially invited to attend the 2008 Annual Meeting of Stockholders. Directions to attend the Annual Meeting where you may vote in person can be found online at www.coop-bank.com/Investor_Relations.htm.

BY ORDER OF THE BOARD OF DIRECTORS

Linda B. Hopkins

Vice President and Secretary

March 14, 2008

SAMPLE:
Control Number _ _ _ _ - _ _ _ _ - _ _ _ _	COMPLETED PROXY CARDS
Total Shares: __________	SHOULD BE RETURNED TO:

First Citizens Bank
Institutional Advisory Services
Mail Code – FCC61
Mr. and Mrs. John Doe JT TEN P.O. Box 111 City, State, Zip Code	P O Box 29522
Raleigh, NC 27626

REVOCABLE PROXY CARD

COOPERATIVE BANKSHARES, INC.

201 Market Street

Wilmington, North Carolina 28401

ANNUAL MEETING OF STOCKHOLDERS

April 25, 2008

The undersigned hereby appoints James D. Hundley, F. Peter Fensel, Jr. and O. Richard Wright, Jr. of Cooperative Bankshares, Inc. with full powers of substitution, to act as proxies for the undersigned to vote all shares of the common stock, $1.00 par value, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Hilton Wilmington Riverside, 301 North Water Street, Wilmington, North Carolina, on Friday, April 25, 2008 at 11:00 a.m., and at any and all adjournments thereof, as follows:

	FOR	WITHHELD
(1) The election as directors of the nominees listed below (except as marked to the contrary).

Paul G. Burton	☐	☐

H. Thompson King, III	☐	☐

R. Allen Rippy	☐	☐

	FOR	AGAINST	ABSTAIN

(2)    The amendment of the Company’s Articles of Incorporation to provide that the number of Company directors shall be such number as shall be provided from time to time in, or in accordance with, the Company’s Bylaws;

	☐	☐	☐

(3) The approval of the Cooperative Bankshares, Inc. Stock-Based Retirement Plan for Directors; and	☐	☐	☐

(4) The ratification of the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for fiscal year 2008.	☐	☐	☐

The Board of Directors recommends a vote: (1) FOR the nominees listed above; (2) FOR the amendment of the Articles of Incorporation; (3) FOR the approval of the Stock-Based Retirement Plan for Directors; and (4) FOR the ratification of the appointment of Dixon Hughes PLLC as independent registered public accounting firm.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY SHALL BE VOTED FOR EACH OF THE ITEMS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 2008 ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges review prior to the execution of this proxy, of the Notice of Annual Meeting, the Proxy Statement, and the Company’s Annual Report on Form 10-K to Stockholders for the year ended December 31, 2007. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned’s shares of the Company’s Common Stock.

Dated: _______________________, 2008

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have two alternative ways of voting their proxies:

1.	By Mail (traditional method); or

2.	By Internet.

To return your proxy card by mail, please send to the Company’s Transfer Agent:

First Citizens Bank

Institutional Advisory Services

Mail Code – FCC61

P. O. Box 29522

Raleigh, NC 27626

To vote via the Internet, please visit www.coop-bank.com/Investor_Relations.htm and have your CONTROL NUMBER in hand when you access the website. To obtain access to the online voting page, you will need to enter your CONTROL NUMBER. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. If you vote via the Internet, you do not need to return this proxy card by mail. Please note all votes cast via the Internet must be cast prior to 11:59 p.m. Eastern time on April 24, 2008.

SAMPLE:

Control Number _ _ _ _ - _ _ _ _ - _ _ _ _

Total Shares: __________

Mr. and Mrs. John Doe JT TEN

P.O. Box 111

City, State, Zip Code